Exhibit 99.1

Predictive Wound Healing AI + Multispectral Imaging = Faster, More Accurate Treatment Decisions in Healthcare Nasdaq: MDAI | February 2024

AI - Driven wound assessment technology designed to deliver value across the healthcare continuum 16.3 Million shares outstanding Feb 1, 2024 Supported by $250M+ non - dilutive government funding Clear regulatory pathway Limited competition Headquarters Dallas, TX Strong competitive barriers to entry Founded 2009 NASDAQ MDAI Annual Revenue 2023E $17.4M 2024E $28M Financial position at 9/30/2023 Cash $7.4M Long term debt $0M Intellectual property portfolio 20 issued 34 pending Large and growing addressable markets Burn DFU ABOUT 1

SINCE AUGUST 2023

Recent Accomplishments

- Listed successfully **on Nasdaq**
- **Awarded $149M** BARDA Project BioShield contract
- Certified **ISO13485**
- **Achieved FDA/ UKCA classification for** wound imaging system
- Initiated pivotal study to validate the **DeepView System for Burn**
- Strengthened **Board and management team**
- Secured **$10 Million committed equity facility**
- Submitted Burn-AI for **UKCA classification**

©2024 Spectral AI

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Revolutionizing Wound Care

- Our DeepView™ system enables healthcare providers to make more informed treatment choices.
- In a matter of seconds during the initial patient visit, DeepView™ **predicts[1] if the wound will heal or not**, with remarkable accuracy.

Delivering on Commitments

10-year track record 2013-2023

of meeting milestones validated by $250M non-dilutive government funding

- Proof of concept
- Clinical validation
- Product validation
- Product prototyping
- Pre-sub regulatory alignment

Prioritizing growth opportunities in profitable markets, positioning ourselves for near-term commercial success.

DeepView™ is a single platform supporting multiple indications.

Extensive portfolio of patents, trade secrets and "truthed" images are a significant barrier to competition.

©2024 Spectral AI

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OUR TECHNOLOGY

DeepView Imaging	Data extraction	AI model building	Healing prediction
Patented proprietary **multi-spectral imaging** data acquisition in milliseconds Capturing injured **tissue spectral signature** Covering visible near UV through visible spectrum and into near-IR light	Extraction of **AI model features**, such as tissue characteristics that determine health Combined with **patient health matrix data**	AI model trained and tested against a proprietary clinical database of **263+bn**[3] clinically validated data points AI algorithm integrates image and clinical data for model training	Accurate and immediate binary wound healing prediction in seconds **Predicting tomorrow's outcome today**

Non-healing output
Decision: surgery or advanced wound care products

Healing output
Decision: Routine care


DeepView

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One Imaging Platform, **Multiple Indications**


DeepView SnapShot™

INDICATIONS

Burn Wound
Anticipate selling
UK 2024 | US 2026

Diabetic Foot Ulcer
Anticipate selling
UK 2025 | US 2026

Potential Clinical Indications
- Wound Bed Preparedness
- Amputation
- Digital Guided Therapy
- Critical Limb Ischemia
- Cosmetics

DeepView SnapShot® M | Handheld
Military anticipate selling
★ 2026



Miniaturized
Mobile
Home Healthcare

UK Go to Market

Proof of Concept

Earlier entry into UK provides opportunity to demonstrate proof of concept for broader U.S. markets.

©2024 Spectral AI

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Empowering healthcare providers with predictive clinical insights for precise treatment decisions in wounds. 6

DFU Indication

DeepView™

This wound is NOT likely to heal

PROBLEM

No diagnostic tool for DFUs, which are **complex** with a **non-linear** healing trajectory.

Inconsistent and subjective wound measurement

CURRENT SOLUTION

For DFUs, requires use of standard-of-care (SOC*) for 4 weeks

Two-thirds (2/3) of DFUs do not heal in 12 weeks.

Current clinical judgement is ~50%.[5]

OUR SOLUTION

Our solution is **86% accurate** in predicting if a diabetic foot ulcer will heal.[4*]

Standardized, three-dimensional wound measurement.

SOC* = off-loading, debridement, and monitoring with multiple patient follow-ups confirming non-healing before approving advanced therapies.

*Company defines healing as 50% wound closure by week 4

©2024 Spectral AI

This wound is not likely to heal by 50% within 4 weeks

The DeepView™ system analyzes multispectral images that combined with clinical data provides a healing prediction on Diabetic Foot Ulcer (DFU).



Width: 1.5 cm
Length: 1.5 cm
Depth: 0.2 cm
Area: 1.75 cm2
Volume: 0.45 cm3

DeepView™ difference

- Objective standardized digital measurements.
- DeepView™ predictive AI provides the right treatment for the right patient at the right time.
- Leading to anticipated reduction of costs and improved patient outcomes.

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Burn Indication

DeepView™

This wound is NOT likely to heal

PROBLEM

No existing diagnostic tool for burn leading to uninformed decisions. Burn evaluation relies on visual examination and subjective judgement, often leading to inaccuracies.

CURRENT SOLUTION

Standard of care is to wait up to 21 days to determine need for surgery.[6]

OUR SOLUTION

Burn professional healing accuracy prediction is 50% (generalist) to 75% (specialist).

92% accurate in seconds for DeepView.[7 8]

This burn will not heal

The DeepView™ system analyzes multispectral images that combined with clinical data provides a healing prediction on burn wounds.



DeepView™ difference

- Reduces time to surgery[8]
- Avoids unnecessary surgeries[9]
- Unnecessary burn center transfers.[10]
- Uniformed standardized TBSA measurements

©2024 Spectral AI

TBSA is total body surface area.

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Burn Centres 40 Trauma Centres 25 A&E 230 Foot Protection Service 150 ICS Foot & Ankle 40 Community Nursing 500 Targeting Multiple Care Centers Burn Centers 125 Emergency Department 4,500 Wound Care Centers 1,100 Podiatry 4,000+ Burn DFU 9

Measuring ROI across time, money, and patient outcomes Commercial strategy includes parallel paths Key Steps to Successful Market Access PUBLICATIONS AI methodology & machine learning Patient outcomes; provider behavior change HEALTH ECONOMICS REIMBURSEMENT REGULATORY MARKET ACCESS De Novo/510k CA Mark CPTIII code CPTI code 10

VALUE PROPOSITION AND ANTICIPATED SYSTEMWIDE BENEFITS

Prospective clinical evidence with health economics and outcomes will quantify the system benefits

DeepView™

Burn

- Standardized Wound Measurement for TBSA
- Decrease Unnecessary Transfers
- Decrease Time to Surgery
- Decrease Unnecessary Surgery

DFU

- Standardized Wound Measurement
- Decrease Patient Journey
- Optimize Provider Resources and Time
- Decrease Total Cost of Care of DFU Patient

Anticipated Benefits

- **Standardized total body surface area (TBSA) measurement**
- **41% reduction** in unnecessary transfer[13]
- **Unnecessary surgery admission costs reduction** per patient of $58,315[14 15]
- **3+ day reduction time to surgery** for burns[14 16] (>30% reduction in LOS)

Healing at 4 weeks?[11 12]

60% YES	40% NO
• Standardized digital documentation	• Savings of office visits & treatment materials • Savings of HCP time • Reduction in patient journey

©2024 Spectral AI

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Management’s track record through years of BARDA engagement validates and increases probability of success for DeepView across clinical indications (Burn and DFU) and geography (U.S., UK, EMEA). 2013 Burn I 12 2019 Burn II $26M Proof of Concept $75M Research Testing 2023 Procurement Contract Base $55M Regulatory Manufacturing Commercial Readiness 2025+ Procurement Contract Options $95M Commercialization Procurement BARDA SUPPORT OVER THE YEARS $ 250M TOTAL

2024 2025 2026 2027 Product Q1 Q2 Q3 Q4 H1 H2 H1 H2 Burn DFU Burn DFU Planned near - term product deployments Real - world Evidence RWE Pivotal Studies & Market Readiness PS&MR Anticipated Regulatory Authorization REG Begin commercial activity SELLING 13

Includes annual license fee and one - time device sale REVENUE OPPORTUNITY U.S. R&D • BARDA PBS Contract includes $55M R&D revenue spread across 4Q23 - 1Q26 • Modest additional R&D revenue from MTEC in 2024 14 UK License • Annual license fee for use of AI data • Separate license for each indication • Pricing still being determined UK Device Sales • One - time transaction per site/user • Unit pricing still being determined • Expect DFU 2H2025; Burn in 2H2024 • Multiple care settings being targeted U.S. AI License • Annual license fee for use of AI data • Separate license for each indication • Pricing still being determined U.S. Device Sales • One - time transaction per site/user • Unit pricing still being determined • Expect DFU 1H 2026; Burn in 2H 2026 • Potential exists for sale or lease in certain segments

Intellectual Property 20 Allowed U.S. and international patents 34 Pending U.S. and international patent applications Useful life on key patent protection on core concepts exceeds 14 years 15

Improving health and cost outcomes for all Clinician • Informed treatment decisions • Increased efficiency Care Facility • Uniformed clinical decisions • Equality of care • Improved efficiency • Government digital initiatives Patient • Reduced treatment time for patients and caregiver burden • Reduced infection and treatment complications • Reduced pain and suffering Payers • Eliminated unnecessary payments • Objective and validated treatment support REDUCING LENGTH OF STAY SYSTEMWIDE BENEFITS IMPROVED PATIENT OUTCOMES DECREASED COSTS PER INPATIENT IMPROVED EXPERIENCE INNOVATION JUSTIFICATION 16

Investment Summary AI - Driven Clinical Diagnostics FDA Breakthrough Designation Strong Competitive Barriers Systemwide Benefits Identified Regulatory Pathway Universal Platform for Additional Clinical Indications Large & Growing Markets Near - Term Commercial Opportunities Experienced Management Team 17

Appendix Financials Patents 18

YTD 3Q23 2022 2021 $ thousands $ 7,348 $ 14,174 $ 16,121 Cash 1,312 2,294 1,435 Accounts receivable, net 2,696 1,219 911 Other Current Assets 11,356 17,687 18,467 Total Current Assets 975 1,029 72 Non - current Assets $ 12,331 $18,716 $ 18,539 Total Assets $ 3,275 $ 2,759 $ 1,414 Accounts Payable 3,983 2,631 2,603 Accrued Expenses 3,389 984 769 Other Current Liabilities 10,647 6,374 4,786 Total Current Liabilities 228 346 - Non - current Liabilities 10,875 6,720 4,786 Total Liabilities 1,456 11,996 13,753 Stockholders’ Equity $ 12,331 $ 18,716 $ 18,539 Total Liabilities and Stockholders’ Equity Summary balance sheets 19

Summary income statements YTD 3Q23 2022 2021 $ thousands except per share data $ 12,769 $ 25,368 $ 15,239 Research and Development Revenue (7,325) (14,531) (8,187) Cost of Revenue 5,444 10,837 7,052 Gross Profit 15,499 13,484 11,231 Operating Expenses (10,055) (2,647) (4,179) Operating Income (Loss) (8,342) - - Transaction Costs 1,121 (159) 93 Other Income (Expense) (17,276) (2,806) (4,086) Loss Before Income Taxes (32) (106) 98 Income Tax (Provision) Benefit (17,308) (2,912) (3,988) Net Loss - - (1,259) Dividend on Series A Preferred Stock $ (17,308) $ (2,912) $ (5,247) Net Loss attributable to common stockholders $ (0.77) $ (0.22) $ (0.54) Net Loss per Share 20

Summary cash flow statements $ thousands 2021 2022 YTD 3Q23 Net Loss $ (3,988) $ (2,912) $ (17,308) Stock - based Compensation 1,365 1,155 975 Depreciation 1 11 7 Amortization of Right - of - Use Assets - 557 530 Issuance of Shares for Transaction Costs 1,800 Commitment to Issue Shares for Transaction Costs 2,550 Change in Fair Value of Warrant Liabilities (298) (57) (1,004) Changes in Assets 919 (751) 587 Changes in Liabilities (917) 835 998 Net Cash Used in Operating Activities (2,918) (1,162) (10,865) Net Cash Used in Investing Activities (7) - - Proceeds from Issuance of Common Stock 14,618 - 3,351 Cash Received in Business Combination - - 660 Payments for Notes Payable (701) (785) (288) Stock Option Exercises 4 - 316 Net Cash Provided By (Used In) Financing Activities 13 , 921 (785) 4 , 039 Net Increase (Decrease) in Cash 10 , 996 ( 1 , 947 ) ( 6 , 826 ) Beginning Cash Balance 5 , 125 16 , 121 14 , 174 Ending Cash Balance $ 16,121 $ 14,174 $ 7,348 21

Non - GAAP reconciliation YTD 3Q23 2022 2021 $ thousands $ (17,308) $ (2,912) $ (3,988) Net Loss 32 106 (98) Income Tax Provision (Benefit) (128) (21) 17 Net Interest (Income) Expense (17,404) (2,827) (4,069) EBIT 7 11 1 Depreciation Expense (17,397) (2,816) (4,068) EBITDA 975 1,155 1,365 Stock - based Compensation (1,004) (57) (298) Change in Fair Value of Warrant Liability 11 237 188 Foreign Exchange Transaction (Gain) Loss 8,342 - - Transaction Costs $ (9,073) $ (1,481) $ (2,813) Adjusted EBITDA 22

Wensheng Fan CEO/Co - Founder 20 yrs+ managing emerging technologies in AI, Imaging and NLP at Sensata, Texas Instruments, and Philips Niko Pagoulatos, PhD Chief Operating Officer 25 yrs+ of experience in engineering, clinical and business aspects of specialized medical ultrasound imaging including AI in ultrasound Peter Carlson Chief Financial Officer 30+ yrs of Finance and Operations experience in Fortune 50 and healthcare corporations Jeffrey Thatcher, PhD Chief Scientist 12 yrs+ of clinical R&D of tissue optics. Served as the PI on multiple NSF, NIH, DoD grants and BARDA contracts Kevin Plant VP of Software & Data Science 10 yrs+ of software and data science leadership experience at St. Jude and Abbot Louis Percoco General Manager – Manufacturing 30 yrs+ of experience in R&D, Production with global medical device companies Christine Marks VP of Marketing & Commercialization 20 yrs+ of marketing experience for medical device and diagnostic companies Mary Regan, PhD VP of Clinical Affairs 30 yrs+ years of clinical experience in wound technology assessment, development, research, and innovation with major industry leaders Vincent Capone General Counsel & Corporate Secretary 10 yrs+ of private equity investing in life sciences & tech companies, 20 yrs+ of tech company representation EXCEPTIONAL TEAM WITH PROVEN TRACK RECORD 23

Board of Directors Strategic Advisory Board Toby Cosgrove • Former president and Chief Executive Officer of Cleveland Clinic and currently serves as an Executive Advisor for Cleveland Clinic • Former president of the American Association of Thoracic Surgery John Botts • Operating Partner of Corsair, based in London and Senior Advisor to Allen & Company Advisors LLP • Former Chief Executive of Citicorp’s Investment Bank in Europe, Middle East and Africa, Chairman of CVC’s Investment Committee in Europe Richard Cotton Cynthia Cai Erich Spangenberg Martin Mellish BOARD AND ADVISORS Deepak Sadagopan Wensheng Fan Dr. J. Michael DiMaio 24

Expert clinical guidance This technology has promise to be the leap forward we have needed to bring about systematic change in burn care from the frontline all the way to the experts. DR. JEFF CARTER, MD Chief Medical Consultant Dr. Carter has been practicing burn/trauma medicine for over 12 years and currently serves as the Medical Director for the University Medical Center Burn Center in New Orleans, LA, and on faculty at Louisiana State University Health Sciences Center. DeepView will significantly transform how we treat DFUs through continuous monitoring and measurement ensuring an accelerated healing trajectory and prevent DFU reoccurrence . PROF. PAUL CHADWICK EVP of UK and EMEA Former CEO of the Royal College of Podiatry UK Prof. Chadwick is a world - renowned clinical research scientist, wound care key opinion leader (KOL), and has an extensive publication record on diabetic wound management. 25

U.S. AND GLOBAL IP

Intellectual property
formidable barrier to entry

Active patent application families protecting our current and anticipated future business

- Burn/Wound classification on MSI and PPG
- Tissue classification on MSI and PPG
- Amputation site analysis on MSI, machine learning and healthcare matrix
- DFU healing potential prediction and wound assessment on MSI, machine learning and healthcare matrix
- High-precision, multi-aperture, MSI snapshot imaging
- Wound assessment on MSI, optical, biomarkers, and machine learning
- Burn/Histology assessment on MSI and machine learning
- High-precision single aperture snapshot imaging with multiplexed illumination
- Topological characterization and assessment of tissue including wounds, using MSI and machine learning

20

U.S. & International Patents issued and allowed

34

Pending U.S. & International patent applications

ACTIVE MANAGEMENT OF IP PORTFOLIO

- Useful life on key patent protection on core concepts exceeds 14 years
- Proprietary physician review image library for Burn and DFU
- Engage leading experts to constantly evaluate IP strategy and execution

©2024 Spectral AI

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REFERENCE LIST 1. Data from Spectral MD’s IRB approved Proof of Concept Clinical Study 27 2. https:// www.cnn.com/2023/08/09/weather/maui - county - wildfires - hurricane - dora/index.html 3. Pixel data per Spectral MD clinical studies. 4. Data from Spectral MD’s IRB approved Proof of Concept Clinical Study 5. Clinicians are 50% accurate in assessing healing potential of DFUs https:// www.ncbi.nlm.nih.gov/pmc/articles/PMC7950518/ 6. Anyanwu JA, Cindass R. Burn Debridement, Grafting, and Reconstruction. [Updated 2023 May 29]. In: StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2024 Jan - . Available from: https:// www.ncbi.nlm.nih.gov/books/NBK551717/ 7. Assessment of burn depth and burn wound healing potential. Burns. Volume 34 - 6. September 2008, pages 761 - 769 8. Huson HB, Phelan HA, G'Sell DJ, Smith S, Carter JE. If Seeing Was Believing A Retrospective Analysis of Potential Reduced Treatment Delays with a Novel Burn Wound Assessment Device. JBCR 2021;(42)S117 - 18 9. Definitive Healthcare 2019 Private Pay and CMS pay of inpatient versus outpatient DRG codes 10. The Effectiveness of Regionalized Burn Care : An Analysis of 6 , 873 Burn Admissions in North Carolina from 2000 to 2007 . Regional Air Transport of Burn Patients : A Case for Telemedicine? 11. Warriner R, Snyder RJ, Cardinal MH et al (2011) Differentiating diabetic foot ulcers that are unlikely to heal by 12 weeks following achieving 50% percent area reduction at 4 weeks. Int Wound J 8(6):632 – 7. https://doi.org/10.1111/j.1742 - 481x.2011.00860.x 12. Sheenan P, Jones P et al (2003) Percent change in wound area of diabetic foot ulcers over a 4 - week period is a robust predictor of complete healing in a 12 - week prospective trial. Diabetes Care 26(6):1879 – 82 https://doi.org/10.2337/diacare.26.6.1879 13. Carter NH, Leonard C, Rae L. Assessment of Outreach by a Regional Burn Center: Could Referral Criteria Revision Help with Utilization of Resources? JBCRi2018;39(2):245 - 51 14. Definitive Healthcare 2019 Cost and Claims Data from Medicare and Private Payer Estimates 15. American Medical Association Common Procedural Terminology CPT® 16. Huson HB, Phelan HA, G'Sell DJ, Smith S, Carter JE. If Seeing Was Believing A Retrospective Analysis of Potential Reduced Treatment Delays with a Novel Burn Wound Assessment Device. JBCR 2021;(42)S117 - 18.

FORWARD LOOKING STATEMENTS Except for the historical information contained herein, this document contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements regarding (i) our strategy, plans, objectives and initiatives, including but not limited to our plans and projected timelines to begin commercialization and product sales, launch new products, complete clinical trials, add additional clinical indications, (ii) the ability to be listed on the Nasdaq Global Market, (iii) Spectral AI’s managements’ expectations, (iv) potential government contracts, (v) expected beneficial outcomes and synergies, (vi) potential financing opportunities, (vii) Spectral AI’s regulatory pathway for and timing of FDA, CE and UKCA regulatory submissions and approvals, (viii) Spectral AI’s U . S . government contracts and future awards, (ix) the total anticipated target markets for burn wound and diabetic foot ulcers, (x) possible competitors, (xi) potential future indications and applications for DeepView and areas of interest supported by BARDA, (xii) Spectral AI’s future and pending U . S . patent applications and foreign and international patent applications, and (xiii) pro forma information and other estimated values . The foregoing list of risk factors is not exhaustive . Management believes that these forward - looking statements are reasonable as and when made . However, such forward - looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward - looking statements . These risks and uncertainties include but are not limited to our ability to obtain and maintain necessary regulatory approvals, general economic conditions, consumer demand for our products and services, challenges relating to entering into and growing new business lines, the competitive environment, and the risk factors listed from time to time in our Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q, the Registration Statement on Form S - 1 , as amended, filed with the SEC on January 5 , 2024 and any other SEC filings including the sections entitled “Cautionary Note Regarding Forward - Looking Statements”, “Cautionary Note Regarding Forward - Looking Statements and Risk Factor Summary”, “Risk Factors”, “Management’s Discussions and Analysis of Financial Condition and Results of Operations” and “Business” and in the Financial Statements . The Company undertakes no obligation to update forward - looking statements except as required by applicable securities laws . Readers are cautioned that forward - looking statements are not guarantees of future performance and are cautioned not to place undue reliance on any forward - looking statements . Any financial projections in this presentation are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Spectral AI’s control . While all projections are necessarily speculative, Spectral AI believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation . The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections . The inclusion of projections in this communication should not be regarded as an indication that Spectral AI, or its representatives, considered or consider the projections to be a reliable prediction of future events . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results . 28

Caution – Investigational Device. Limited by Federal or U.S. Law to Investigational Use Additional Information and Where to Find It This presentation is provided for informational purposes only. Spectral AI investors and stockholders will be able to obtain copies of any documents filed with the SEC, without charge, at the SEC's website at www.sec.gov. No Offer or Solicitation This presentation and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. Trademarks All trademarks, logos and brand names are the property of their respective owners. All company, product and service names used in this presentation are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement. 29 Disclaimers

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©2024 Spectral AI